Schedule I
Executive Officers1
Greg L. Armstrong
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: Chairman of the Board, Chief Executive Officer and Director of PNGS GP LLC and of Plains All American GP LLC
Citizenship: USA
Amount Beneficially Owned: 100,000
Harry N. Pefanis
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: Vice Chairman and Director of PNGS GP LLC and President and Chief Operating Officer of Plains All American GP LLC
Citizenship: USA
Amount Beneficially Owned: 65,000
Phillip D. Kramer
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: Executive Vice President of Plains All American GP LLC
Citizenship: USA
Amount Beneficially Owned: 12,000
W. David Duckett
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: President of Plains Midstream Canada ULC
Citizenship: USA
Amount Beneficially Owned: 123,000
Mark J. Gorman
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: Senior Vice President—Operations and Business Development of Plains All American GP LLC
Citizenship: USA
Amount Beneficially Owned: 6,000

[1]	Plains All American Pipeline, L.P. (“PAA”) does not directly have officers, directors or employees, rather its operations and activities are managed by Plains All American GP LLC (“GP LLC”), which employs PAA’s management and operational personnel. GP LLC is the general partner of Plains AAP, L.P. (“AAP LP”), which is the sole member of PAA GP LLC, which is PAA’s general partner. References to PAA’s officers are references to the officers of GP LLC.

Al Swanson
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: Senior Vice President, Chief Financial Officer and Director of PNGS GP LLC and Senior Vice President and Chief Financial Officer of Plains All American GP LLC
Citizenship: USA
Amount Beneficially Owned: 37,500
John P. vonBerg
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: Senior Vice President—Commercial Activities of Plains All American GP LLC
Citizenship: USA
Amount Beneficially Owned: 15,000
Tim Moore
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: Vice President, General Counsel and Secretary of Plains All American GP LLC
Citizenship: USA
Amount Beneficially Owned: 4,000
Chris Herbold
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: Vice President and Chief Accounting Officer of Plains All American GP LLC
Citizenship: USA
Amount Beneficially Owned: 1,500
John R. Rutherford
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: Executive Vice President of Plains All American GP LLC
Citizenship: USA
Amount Beneficially Owned: None

Directors2
Greg L. Armstrong
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: Chairman of the Board, Chief Executive Officer and Director of PNGS GP LLC and of Plains All American GP LLC
Citizenship: USA
Amount Beneficially Owned: 100,000
Everardo Goyanes
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: Chairman of Liberty Natural Resources
Citizenship: USA
Amount Beneficially Owned: 35,000
Vicky Sutil
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: Senior Manager, Corporate Development of Occidental Petroleum Corporation
Citizenship: USA
Amount Beneficially Owned: None
Gary R. Petersen
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: Senior Managing Director of EnCap Investments L.P.
Citizenship: USA
Amount Beneficially Owned: 10,000
Robert V. Sinnott
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: President, Chief Executive Officer, and Senior Managing Director of energy investments of Kayne Anderson Capital Advisors, L.P. and President of Kayne Anderson Investment Management, Inc., the general partner of Kayne Anderson Capital Advisors, L.P. Citizenship: USA
Amount Beneficially Owned: 150,000

[2]	Plains All American Pipeline, L.P. (“PAA”) does not directly have officers, directors or employees, rather its operations and activities are managed by Plains All American GP LLC (“GP LLC”), which employs PAA’s management and operational personnel. GP LLC is the general partner of Plains AAP, L.P. (“AAP LP”), which is the sole member of PAA GP LLC, which is PAA’s general partner. References to PAA’s directors are references to the directors of GP LLC.

J. Taft Symonds
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: Chairman of the Board of Symonds Investment Company, Inc.
Citizenship: USA
Amount Beneficially Owned: 10,000
John Raymond
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: Owner and founder of The Energy & Minerals Group
Citizenship: USA
Amount Beneficially Owned: 733,381
Christopher M. Temple
Address: c/o Plains All American Pipeline, L.P., 333 Clay Street, Suite 1600, Houston,Texas 77002
Principal Occupation: President of DelTex Capital LLC
Citizenship: USA
Amount Beneficially Owned: 5,000

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